UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2018

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36405	46-3769850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2017, as part of their 2017 bonus compensation, Paul A. Pittman, the Company’s Executive Chairman and Chief Executive Officer of Farmland Partners Inc. (the “Company”), received a grant of 77,419 restricted shares of the Company’s common stock, $0.01 par value per share (the “Restricted Stock”), and Luca Fabbri, the Company’s Chief Financial Officer and Treasurer, received a grant of 32,258 shares of Restricted Stock. The grants had previously been approved by the compensation committee of the Company’s board of directors and were subject to the filing of the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 2, 2018. The grants were made under the Company’s Second Amended and Restated 2014 Equity Incentive Plan (the “Plan”) and restricted stock award agreements, substantially in the form attached hereto as Exhibit 10.1, which is incorporated herein by reference (the “Restricted Stock Award Agreements”).

Each Restricted Stock Award Agreement provides that, subject to the officer’s continuous service and certain other limitations set forth in the Restricted Stock Award Agreements and the Plan, one-third of the Restricted Stock shall vest on the first three anniversaries of the grant date, except in the event of the officer’s termination due to death or disability or the consummation of a change in control, in which case the Restricted Stock will become 100% vested.

The foregoing description of the material terms of the Restricted Stock Award Agreements is qualified in its entirety by reference to the Form of Restricted Stock Award Agreement for executive officers attached hereto as Exhibit 10.1.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement for executive officers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

March 9, 2018	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

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